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                                                                    EXHIBIT 10.4




                           WEATHERFORD ENTERRA, INC.
                             1991 STOCK OPTION PLAN
                AS AMENDED AND RESTATED THROUGH OCTOBER 5, 1995


         1. PURPOSE. This 1991 Stock Option Plan (the "Plan") of Weatherford Enterra, Inc. (the "Company"), for executive officers and other key employees (who may be members of the Board of Directors) of the Company and of certain related corporations, and others providing services to the Company and such related corporations (an "Optionee"), is intended to advance the best interest of the Company and those related corporations by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company and those related corporations--thereby encouraging them to continue their employment or affiliation.

         2. ADMINISTRATION. The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (hereinafter called the "Committee"); and all questions of interpretation and application of the Plan, or of options granted hereunder (hereinafter called the "Options") shall be subject to the determination, which shall be final and binding, of the Committee. The Committee shall consist of not less than three members of the Board of Directors, all of whom shall be "disinterested persons". A "disinterested person" is a person who at the time he exercises discretion with respect to the grant of any Option is not, and for at least one year prior to that time has not been, eligible to receive options under the Plan or under other similar plans of the Company. A majority of its members will constitute a quorum. All determinations of the Committee will be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members will be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options granted hereunder which are designated as such to qualify as "incentive stock options" ("Incentive Options") as described in section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

         3.      (a)      SHARES AVAILABLE.  The stock subject to the Options
and other provisions of the Plan shall be shares of the Company's Common Stock, $0.10 par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 1,814,894 shares; provided, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Paragraph 18 hereof. Such shares may be treasury shares or authorized but unissued shares.

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                 (b)      MAXIMUM AWARD.  The maximum aggregate number of
shares of Stock available for Options to any one Optionee during any 12-month period is 200,000.

                 (c) SHARE COUNTING. For purposes of determining at any time the number of shares that remain available for grant under this Plan, the number of shares then authorized pursuant to Section 3 of the Plan shall be (i) decreased by the "gross" number of shares issued pursuant to exercised Options,
(ii) decreased by the "gross" number of shares issuable pursuant to outstanding unexercised Options, and (iii) increased by the difference between the "gross" number of Shares and the "net" number of shares issued pursuant to exercised Options. As used herein, the "gross" number of shares refers to the maximum number of shares that may be issued upon the exercise of an Option. The "net" number of shares refers to the net number of shares actually issued to an Optionee upon exercise of an Option, after reducing the "gross" number of shares by the number of shares tendered back to the Company in payment of the Option Price (as defined hereinafter) for the satisfaction of any tax payment obligation. If an Optionee shall forfeit, voluntarily surrender or otherwise permanently lose his or her right to exercise an Option under any provision of this Plan or otherwise, or if any Option shall terminate or expire pursuant to its terms, the shares subject to the Option shall once again be available to be awarded and issued under this Plan pursuant to a new Option grant hereunder.

         4. AUTHORITY TO GRANT OPTIONS. The Committee may grant from time to time to such eligible individuals as it shall from time to time determine an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan. With respect to each Option, the Committee shall specify whether such Option shall constitute an Incentive Option or an Option not intended to qualify as an Incentive Option (a "Nonqualified Option"). Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

         5. ELIGIBILITY. The individuals who shall be eligible to receive Incentive Options shall be such executive officers and other key employees (who may be members of the Board of Directors) of the Company, or of any parent or subsidiary corporation, as the Committee shall determine from time to time. With respect to Incentive Options, any reference to a parent or subsidiary corporation shall mean a parent corporation within the meaning of section 425(e) of the Code or a subsidiary corporation within the meaning of section 425(f) of the Code. The individuals who shall be eligible to receive Nonqualified Options shall be such executive officers and other key employees (who may be members of the Board of Directors) of the Company, or of any parent or subsidiary corporation, or any other person performing services for the Company or any parent or subsidiary corporation, as the Committee





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shall determine from time to time.  With respect to Nonqualified Options, any reference to a parent corporation shall mean a corporation which has actual control of the Company through its direct or indirect ownership of not less than 51 percent of each class of voting stock of the Company; and any reference to a subsidiary corporation shall mean a corporation of which the Company owns, directly or indirectly, not less than 40 percent of each class of voting stock.

         6. OPTION PRICE. The price at which shares may be purchased pursuant to an Option (the "Option Price") shall be determined by the Committee at the time each Option is granted but shall not be less than 100 percent of the Fair Market Value (as defined hereinafter) of the shares of Stock on the date the Option is granted. In the case of any employee of the Company or a parent or subsidiary corporation who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the price at which shares may be so purchased under an Incentive Option shall be not less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. "Fair Market Value" for purposes of this Plan means the average of the high and low reported sales prices per share of Stock (as reported on the New York Stock Exchange) as of the relevant measuring date, or if there is no sale on the New York Stock Exchange on that date, then as of the next following day on which there is a sale.

         7.      DURATION OF OPTIONS.  Each Option shall expire on the tenth
(10th) anniversary date of its grant. In the case of any employee of the Company who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no Incentive Option shall be exercisable after the expiration of five years after the date such Incentive Option is granted. The Committee in its discretion may provide that an Option shall be exercisable during such 10-year period or five-year period, as the case may be, or during any lesser period of time.

         8. MAXIMUM VALUE OF STOCK SUBJECT TO INCENTIVE OPTIONS. Notwithstanding any other provisions of the Plan to the contrary, the aggregate Fair Market Value (determined as of the date the Incentive Option is granted) of the Stock with respect to which Incentive Options are exercisable for the first time by the Optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) shall not exceed $100,000.

         9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time, in whole or in part, in such manner and





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subject to such conditions, as the Committee in its discretion may provide in the option agreement (described in Paragraph 22 hereof).

         10.     EXERCISE OF OPTIONS.

                 (a) NOTICE. Options shall be exercised by the delivery of written notice (the "Exercise Notice") to the Secretary of the Company setting forth the number of shares with respect to which the Option is to be exercised and the address to which the certificates representing shares of the Stock issuable upon the exercise of such Option shall be mailed (the "Exercise Date"). The date on which the Exercise Notice is delivered to the Company is the "Notice Date".

                 (b) PAYMENT. Unless otherwise prescribed by the Committee, the Optionee shall tender to the Company on, or within three business days after, the Exercise Date full payment of the Option Price for the shares of Stock, together with any federal, state or local taxes required to be collected or withheld by the Company in connection with the exercise of the Option ("Taxes"), in cash (by personal check, cashier's check, certified check, bank draft or postal or express money order payable to the order of the Company or by payroll deduction). Alternatively, subject to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), payment of the Option Price and any Taxes may be made by the Optionee's delivering to the Company the Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company an amount equal to the Option Price of such shares of Stock and any Taxes, such amount being either from loan proceeds or from the sale of the shares of Stock to be issued to the Optionee. Alternatively, unless otherwise provided in the option agreement, payment of the Option Price and any Taxes may be made in whole or in part in shares of Stock previously issued to the Optionee, if at the time of delivery of the Exercise Notice (i) the Company has unrestricted earned surplus in an amount not less than the Option Price of such shares, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding preferred stock of the Company have been fully paid, (iii) the reacquisition or exchange by the Company of its own shares for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any shareholder of the Company and would not result in the Company's being in violation of any agreement by which it is bound, and (iv) there shall have been adopted, and there is in full force and effect, a resolution of the Board of Directors of the Company authorizing the reacquisition by the Company of its own shares for such purpose. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company, in payment of the Option Price of the shares with respect of which such Option is exercised, (i) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such





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Optionee, free of all liens, claims, and encumbrances of every kind, and having a Fair Market Value on the date of delivery of such notice that is not greater than the Option Price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (ii) if the Option Price of the shares with respect to which such Option is to be exercised exceeds the Fair Market Value of such certificates, payment of the difference shall be made as provided above. Notwithstanding the foregoing provisions of this Paragraph 10, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock.

                 (c) STOCK PURCHASE AGREEMENT. In its sole and absolute discretion, the Committee may require, as an additional condition to the issuance of Stock upon exercise of an Option, that the Optionee furnish the Committee with an executed copy of a stock purchase agreement, in such form as may be required by the Committee, at the time the Exercise Notice is delivered to the Company or within three business days after the proposed agreement is presented to the Optionee, if later.

                 (d) SHARE CERTIFICATES. As promptly as practicable after the receipt by the Company of (i) the Exercise Notice from the Optionee setting forth the number of shares with respect to which such Option is to be exercised, (ii) payment of the Option Price of such shares in the form required by the foregoing provisions of this Paragraph 10, and (iii) a fully executed stock purchase agreement in the form required by the Committee, if any is so required, the Company shall cause to be delivered to such Optionee (or to a specified escrow agent, if so required under the terms of any applicable stock purchase agreement) certificates representing the number of shares of Stock with respect to which such Option has been so exercised, such certificates to be registered in the name of such Optionee, provided that such delivery shall be considered to have been made when such certificates shall have been mailed, postage prepaid, to such Optionee at the address specified for such purpose in the Exercise Notice from the Optionee to the Company.

                 (e) VALUATION. Any calculation with respect to an Optionee's income, required tax withholding or otherwise shall be made using the Fair Market Value of such shares of Stock on the Notice Date, whether or not the Exercise Notice is delivered to the Company before or after the close of trading on that date, unless otherwise specified by the Committee.





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         11.  TRANSFERABILITY OF OPTIONS.  Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the Optionee.

         12. TERMINATION OF EMPLOYMENT OR AFFILIATION OF OPTIONEE. Except as may be otherwise expressly provided in this Paragraph 12 or elsewhere in the Plan, if the Optionee's employment with the Company is terminated, the Optionee shall have the right to exercise the Option, to the extent to which he was entitled to exercise such Option immediately prior to such termination, at any time during the period ending the earlier of 30 days after such termination and the expiration of the Option. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at the time thereof. In the event of the death of the Optionee while affiliated with or in the employ of the Company, or within three months after his retirement or termination due to age or disability as provided below, such Option shall terminate on the earlier of one year following the date of such death and the expiration of the Option. After the death of the Optionee, the time for exercise of the Option shall be accelerated and the Option shall be exercisable in full, and the Optionee's executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option, in whole or in part, without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof. If, before the date of expiration of the Option, the Optionee shall be retired in good standing from the employ of the Company, or the affiliation shall be severed for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of three months after the date of such retirement or severance and the expiration of the Option. In the event of such retirement or severance, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement or severance. For the purpose of determining the employment relationship or other affiliation between the Company and the Optionee, employment by or affiliation with any parent or subsidiary corporation shall be considered employment by or affiliation with the Company.

         13. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the




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effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register the shares of Stock covered hereby pursuant to the Securities Act. In the event the shares of Stock issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

                 "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         14. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a stockholder with respect to shares of Stock covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 18 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

         15. EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of an Option shall not impose upon the Company or any parent or subsidiary corporation any obligation to employ or become affiliated with, or continue to employ or be affiliated with, any Optionee; and the right of the Company or any parent or subsidiary corporation to terminate the employment or affiliation of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

         16. FORFEITURE FOR COMPETITION. Notwithstanding any other provision of the Plan, if at any time during the term of an Option granted hereunder the Committee finds by a majority vote, after full consideration of the facts presented on behalf of the Company and the Optionee, that such Optionee, without the written consent of the Company, directly or indirectly owns, operates, manages, controls or participates in the ownership, management, operation or control of, or is employed by or is paid as a consultant or as an independent contractor by a business which competes with the





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Company or any parent or subsidiary corporation in the trade area served by the
Company or any parent or subsidiary corporation at any time during the term of the Option but prior to its exercise in full and in which area the Optionee had performed services for the Company or any parent or subsidiary corporation while employed by it, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates and which had been granted to the Optionee by the Committee earlier. The preceding provisions of this Paragraph 16 shall not be deemed to have been violated solely by reason of the Optionee's ownership of a stock or securities of any publicly owned corporation, provided that such ownership does not result in effective control of such corporation, and provided further that written notice of such ownership, if in excess of one percent of the outstanding stock of said corporation, is given to the Committee within 60 days after the later of (i) the date on which the Optionee is notified of the award of an Option, or (ii) the date on which such ownership is acquired.

         17. FORFEITURE FOR DISHONESTY. Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by or affiliation with the Company or any parent or subsidiary corporation which damaged the Company or any parent or subsidiary corporation, or for disclosing trade secrets of the Company or any parent or subsidiary corporation, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates and which had been granted the Optionee by the Committee earlier. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or any parent or subsidiary corporation shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any parent or subsidiary corporation in any manner.

         18. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                 If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or





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reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of stock as the result of the event requiring the adjustment; provided in each case that with respect to Incentive Stock Options and Nonqualified Options intended to be qualified as performance-based compensation under Section 162(m)(4)(C) of the Code, no adjustment shall be authorized to the extent that the adjustment would cause the Plan to violate Section 422(b)(1) of the Code or would cause any part of such Option to fail to qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto, and provided further, that the number of shares of Stock subject to any Option shall always be a whole number.

                 After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, without regard to any limitations set forth or imposed pursuant to Paragraph 9 hereof, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Optionee had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

                 Notwithstanding any other provision of this Paragraph 18, if
(i) the Company merges or consolidates with any other corporation (other than a wholly owned subsidiary) and is not the surviving corporation (or survives only as a subsidiary of another corporation), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary), (iii) the Company is dissolved or liquidated, or (iv) there is a Change of Control (as hereinafter defined) of the Company that is not approved, recommended or supported by the Board of Directors of the Company in actions taken prior to, and with respect to, such Change of Control, the Optionee shall have the right, within 30 days after the





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approval by the stockholders of the Company of such merger or consolidation, sale of assets or dissolution or the occurrence of such Change of Control, to elect to surrender all or part of such Options outstanding, irrespective of whether such Options are then exercisable, in exchange for a cash payment by the Company in an amount equal to the number of shares of Stock subject to the Option held by such Optionee multiplied by the difference between the Change of Control Price (as defined below) and the Option Price of a particular Option; provided, however, that if the occurrence of an event specified herein is within six months after the date of grant of a particular Option held by an Optionee who is subject to Section 16(b) of the Exchange Act, any cash payment to the Optionee shall be made on the day which is six months and one day after the date of grant of such Option. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make any of the occurrences specified above ineligible for pooling of interests accounting treatment under APB No. 16 that but for this provision would otherwise be eligible for such accounting treatment, the Optionee shall receive shares of Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder in substitution for the cash. If an Optionee does not elect to surrender all outstanding Options for a cash payment (or shares of Stock) as provided above, such Options, or replacement or substitution Options to be issued by the surviving or acquiring corporation, shall become fully exercisable, to the extent they are not, and shall remain exercisable for three months after the Optionee's termination of employment or until the stated expiration of the term of the Option, whichever is shorter. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

                 For purpose of this Plan, "Change of Control" means: a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") acquires of beneficial ownership of 20 percent or more of either (i) the then outstanding shares of Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (a), a Person shall not include the Company or any subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; or b) as a result of, or in connection with, a contested election for directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company. The Committee shall determine whether a Change of Control has occurred within the herein meaning and shall determine whether any such Change of Control has been approved, recommended or supported by the Board of Directors of the Company, and its determination shall be final and conclusive.





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                 For purposes of this Plan, "Change of Control Price" means the higher of (i) the highest reported sales price of a share of Stock in any transaction reported on the New York Stock Exchange during the 60-day period prior to and including the date of the approval by the stockholders of the Company of such merger, sale of assets or dissolution or the occurrence of the Change of Control and (ii) if the Change of Control is the result of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer; provided, however, that in the case of an Option which is held by an Optionee who is subject to Section 16(b) of the Exchange Act and was granted within six months of the occurrence of an event specified herein, then the Change of Control Price for such Option shall be the Fair Market Value of the Stock on the date such Option is cancelled.

                 Except as hereinbefore expressly provided, the issue by the Company of shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

         19. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any parent or subsidiary corporation as the result of a merger or consolidation of the employing corporation with the Company or any parent or subsidiary corporation, or the acquisition by the Company or any parent or subsidiary corporation of the assets of the employing corporation, or the acquisition by the Company or any parent or subsidiary corporation of stock of the employing corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         20. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board of Directors may not
(i) materially increase the benefits accruing to participants under the Plan;
(ii) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the Option Price at which Options may be granted to an amount less than the Fair Market Value per share at the time the Option is granted; or (iv) change





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the class of employees eligible to receive Options; provided, however, that the
Board shall have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

         21.     INTENTIONALLY OMITTED.

         22. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by an authorized officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

         23. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board of Directors, whether or not he continues to be such member of the Committee and the Board of Directors at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board of Directors (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and the Board of Directors, or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board of Directors unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board of Directors and shall be in





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
addition to all other rights to which such member of the Committee and the Board of Directors may be entitled as a matter of law, contract or otherwise.

         24. EFFECT OF AMENDMENTS. This 1991 Stock Option Plan, as amended through October 5, 1995, constitutes a complete amendment and restatement of such Plan. Any Option granted under the Plan shall be subject to the terms of the Plan as in effect at the time the Option is granted; provided, however, that by agreement between the Committee and the Optionee, any such Option may be amended to incorporate and become subject to the provisions of the Plan as amended through a date which is subsequent to the date on which the Option was granted.

         25. EFFECTIVE DATE OF PLAN. The Plan became effective March 19, 1991. No Option shall be granted pursuant to this Plan after March 18, 2001.





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